Exhibit 99.1

CareDx Reports Second Quarter 2017 Financial Results

Reports 16% AlloMap Revenue Growth

BRISBANE, Calif., August 10, 2017 (GLOBE NEWSWIRE) — CareDx, Inc. (Nasdaq:CDNA), a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant patients, today reported financial results for the second quarter ended June 30, 2017.

Recent highlights:

•	Achieved total revenue for the second quarter of 2017 of $12.0 million
○	AlloMap® revenue was $8.4 million in the quarter, up 16% year-over-year
○	Olerup® revenue contributed $3.4 million in the second quarter
•	Reported US test volume growth of 7% year-over-year and provided the 100,000th AlloMap patient test result
•	Signed agreements restructuring and extending the maturity of certain obligations related to CareDx’s acquisition of the Olerup pre-transplant business
•	Achieved reimbursement milestones with Palmetto, Noridian and other Medicare Administrative Contractors (MAC) publishing positive AlloSure draft LCDs (Local Coverage Determinations) in May

“With our core products performing well, we have a great platform in place to grow CareDx’s business in 2018 and beyond. We are excited to be a few months in front of our October AlloSure launch, which provides a transformational business opportunity for us,” said Peter Maag, CareDx President and Chief Executive Officer. “We recently restructured the obligations with certain shareholders, which has increased our financial flexibility ahead of the launch and allows us to continue our drive toward profitability in 2018.”

Second Quarter 2017 Financial Results

Revenue for the three months ended June 30, 2017 was $12.0 million compared with $10.7 million in the second quarter of 2016. Revenue from AlloMap tests for the three months ended June 30, 2017 was $8.4 million compared with $7.2 million in the second quarter of 2016. Olerup revenue in the three months ended June 30, 2017 was $3.4 million.

For the second quarter of 2017, net loss was $4.0 million compared to net loss of $10.5 million in the second quarter of 2016. Basic and diluted net loss per share was $0.19 in the second quarter of 2017, compared to basic and diluted net loss per share of $0.77 in the second quarter of 2016.

For the second quarter of 2017, non-GAAP net loss was $3.6 million compared to non-GAAP net loss of $4.0 million in the second quarter of 2016. Non-GAAP basic and diluted net loss per share was $0.17 in the second quarter of 2017, compared to the non-GAAP basic and diluted net loss per share of $0.29 in the second quarter of 2016.

Net cash used in operating activities in the second quarter of 2017 declined to $3.2 million compared with $6.7 million in the first quarter of 2017. Cash and cash equivalents were $9.1 million as of June 30, 2017.

For additional information regarding non-GAAP financial measures discussed herein, please see “Use of Non-GAAP Financial Measures” and “Reconciliation of GAAP to Non-GAAP Financial Measures” below.

2017 Guidance

For the full year 2017, CareDx expects revenue to be in the range of $46 million to $49 million, excluding any potential AlloSure revenue.

About CareDx

CareDx, Inc., headquartered in Brisbane, California, is a molecular diagnostics company focused on the discovery, development and commercialization of clinically differentiated, high-value diagnostic solutions for transplant recipients. CareDx offers products across the transplant testing continuum, including AlloMap® and AlloSure™ for post-transplant surveillance and Olerup SSP®, Olerup QTYPE®, and Olerup SBT™ for pre-transplant HLA testing.

For more information, please visit: www.CareDx.com.

Forward Looking Statements

This press release contains forward-looking statements about our business, research, development and commercialization efforts, including, but not limited to our anticipated future financial results, including our guidance for full fiscal 2017 revenue, AlloMap test volume growth and the development, commercialization, utility, performance and adoption of AlloSure. These forward-looking statements are based upon information that is currently available to us and our current expectations, speak only as of the date hereof, and are subject to numerous risks and uncertainties, including risk associated with successful research, development and planned commercialization of our technologies. These factors, together with those that are described in our filings with the Securities and Exchange Commission (SEC), including the Annual Report on Form 10-K for the fiscal year ended December 31, 2016 filed by us with the SEC on April 21, 2017. Any of these may cause our actual results, performance or achievements to differ materially and adversely from those anticipated or implied by our forward-looking statements. We expressly disclaim any obligation, except as required by law, or undertaking to update or revise any such forward-looking statements.

Use of Non-GAAP Financial Measures

CareDx has presented certain financial information in accordance with U.S. Generally Accepted Accounting Principles (GAAP) and also on a non-GAAP basis in this release, including non-GAAP net loss and non-GAAP basic and diluted net loss per share. We define non-GAAP net loss and per share results as the GAAP net loss and per share results excluding the impacts of stock-based compensation; changes in estimated fair value of warrants, derivative liabilities and contingent consideration; acquisition related impairment charges and amortization of intangible assets, purchase accounting adjustments and related tax effects, costs involved with completing an acquisition; amortization of debt discount; and certain other financing charges. We are presenting these non-GAAP financial measures to assist investors in assessing our operating results through the eyes of management, and because we believe that these measures provide an additional tool for investors to use in comparing our core business operating results over multiple periods. Management believes this non-GAAP information is useful for investors, when considered in conjunction with CareDx’s GAAP financial statements, because management uses such information internally for its operating, budgeting and financial planning purposes. Non-GAAP information is not prepared under a comprehensive set of accounting rules and should only be used to supplement an understanding of CareDx’s operating results as reported under GAAP. These non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. These non-GAAP financial measures are not necessarily comparable to similarly-titled measures presented by other companies. A reconciliation between GAAP and non-GAAP financial information is provided immediately following the financial tables.

Investor Contact

Caroline Corner, Managing Director

Westwicke Partners, LLC

T: +1 415-202-5678

E: caroline.corner@westwicke.com

CareDx, Inc.

Consolidated Statements of Operations

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Revenue:
Testing revenue	$8,420	$7,249	$16,322	$13,704
Product revenue	3,376	3,475	7,043	3,475
Collaboration and license revenue	250	11	265	118

Total revenue	12,046	10,735	23,630	17,297
Operating expenses:
Cost of testing	3,011	2,852	6,068	5,624
Cost of product	2,178	3,056	4,505	3,056
Research and development	3,118	3,143	6,401	6,302
Sales and marketing	3,270	3,356	6,492	5,093
General and administrative	4,132	5,393	10,634	11,070
Goodwill impairment	—	—	1,958	—
Change in estimated fair value of contingent consideration	(64)	(97)	(285)	(310)

Total operating expenses	15,645	17,703	35,773	30,835

Loss from operations	(3,599)	(6,968)	(12,143)	(13,538)
Interest expense	(1,691)	(526)	(2,481)	(783)
Other expense, net	(188)	(274)	(874)	(3,200)
Change in estimated fair value of common stock warrant liability and derivative liability	1,067	(3,165)	5,195	(3,165)

Loss before income taxes	(4,411)	(10,933)	(10,303)	(20,686)
Income tax benefit	376	440	659	440

Net loss	(4,035)	(10,493)	(9,644)	(20,246)
Net loss attributable to noncontrolling interest	(67)	(23)	(114)	(23)

Net loss attributable to CareDx, Inc.	$(3,968)	$(10,470)	$(9,530)	$(20,223)

Net loss per share attributable to CareDx, Inc.:
Basic	$(0.19)	$(0.77)	$(0.45)	$(1.58)

Diluted	$(0.19)	$(0.77)	$(0.45)	$(1.58)

Weighted average shares used to compute net loss per share attributable to CareDx, Inc.:
Basic	21,412,480	13,568,120	21,378,321	12,768,913

Diluted	21,412,480	13,568,120	21,378,321	12,768,913

CareDx, Inc.

Condensed Consolidated Balance Sheets

(In thousands)

	June 30, 2017	December 31, 2016 (1)
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$9,104	$17,258
Accounts receivable	3,005	2,768
Inventory	6,343	5,461
Prepaid and other assets	1,457	1,186

Total current assets	19,909	26,673
Property and equipment, net	2,528	2,931
Intangible assets, net	33,743	33,124
Goodwill	12,005	13,839
Restricted cash	9,553	143
Other assets	—	20

Total assets	$77,738	$76,730

Liabilities and stockholders’ equity
Current liabilities:
Accounts payable	$3,599	$3,065
Accrued payroll liabilities	3,440	3,851
Accrued and other liabilities	4,960	5,320
Accrued royalties	304	263
Deferred revenue	39	42
Deferred purchase consideration	7,004	5,445
Derivative liability	1,000	—
Current debt	33,890	22,846

Total current liabilities	54,236	40,832
Deferred rent, net of current portion	1,113	1,301
Deferred revenue, net of current portion	750	759
Deferred tax liability	5,894	6,057
Long-term debt, net of current portion	—	1,098
Contingent consideration	207	492
Common stock warrant liability	2,203	5,208
Other liabilities	1,349	1,222

Total liabilities	65,752	56,969
Stockholders’ equity:
Common stock	21	21
Additional paid-in capital	236,617	235,673
Accumulated other comprehensive loss	(2,724)	(3,659)
Accumulated deficit	(222,083)	(212,553)

Total CareDx, Inc. stockholders’ equity	11,831	19,482
Noncontrolling interest	155	279

Total stockholders’ equity	11,986	19,761

Total liabilities and stockholders’ equity	$77,738	$76,730

(1)	The condensed balance sheets at December 31, 2016 have been derived from audited financial statements.

CareDx, Inc.

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

(In thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2017	2016	2017	2016
Cost of testing reconciliation:
GAAP cost of testing	$3,011	$2,852	$6,068	$5,624
Stock-based compensation expense	(64)	(38)	(119)	(66)

Non-GAAP cost of testing	$2,947	$2,814	$5,949	$5,558

Cost of product reconciliation:
GAAP cost of product	$2,178	$3,056	$4,505	$3,056
Acquisition related-amortization of purchased intangibles	(353)	(303)	(710)	(303)
Acquisition related-amortization of inventory valuation adjustment	(138)	(1,225)	(170)	(1,225)

Non-GAAP cost of product	$1,687	$1,528	$3,625	$1,528

Research and development expenses reconciliation:
GAAP research and development expenses	$3,118	$3,143	$6,401	$6,302
Stock-based compensation expense	(111)	(100)	(175)	(213)

Non-GAAP research and development expenses	$3,007	$3,043	$6,226	$6,089

Sales and marketing expenses reconciliation:
GAAP sales and marketing expenses	$3,270	$3,356	$6,492	$5,093
Acquisition related-amortization of purchased intangibles	(234)	(213)	(465)	(213)
Stock-based compensation expense	(57)	(43)	(95)	(71)

Non-GAAP sales and marketing expenses	$2,979	$3,100	$5,932	$4,809

General and administrative expenses reconciliation:
GAAP general and administrative expenses	$4,132	$5,393	$10,634	$11,070
Acquisition related fees and expenses	—	(1,581)	—	(3,840)
Stock-based compensation expense	(263)	(186)	(497)	(463)

Non-GAAP general and administrative expenses	$3,869	$3,626	$10,137	$6,767

Goodwill impairment reconciliation:
GAAP goodwill impairment	$—	$—	$1,958	$—
Goodwill impairment	—	—	(1,958)	—

Non-GAAP goodwill impairment	$—	$—	$—	$—

Change in estimated fair value of contingent consideration reconciliation:
GAAP change in estimated fair value of contingent consideration	$(64)	$(97)	$(285)	$(310)
Change in estimated fair value of contingent consideration	64	97	285	310

Non-GAAP change in estimated fair value of contingent consideration	$—	$—	$—	$—

Interest expense reconciliation:
GAAP interest expense	$(1,691)	$(526)	$(2,481)	$(783)
Amortization of debt discount	606	43	717	84

Non-GAAP interest expense	$(1,085)	$(483)	$(1,764)	$(699)

Other expense, net reconciliation:
GAAP other expense, net	$(188)	$(274)	$(874)	$(3,200)
Debt financing related fees and expenses	(125)	60	309	2,939

Non-GAAP other expense, net	$(313)	$(214)	$(565)	$(261)

Change in estimated fair value of common stock warrant liability and derivative liability reconciliation:
GAAP change in estimated fair value of common stock warrant liability and derivative liability	$1,067	$(3,165)	$5,195	$(3,165)
Change in estimated fair value of common stock warrant liability and derivative liability reconciliation:	(1,067)	3,165	(5,195)	3,165

Non-GAAP change in estimated fair value of common stock warrant liability and derivative liability	$—	$—	$—	$—

Income tax benefit reconciliation:
GAAP income tax benefit	$376	$440	$659	$440
Tax effect related to amortization of purchased intangibles	(181)	(427)	(336)	(427)

Non-GAAP income tax benefit	$195	$13	$323	$13

Net loss reconciliation:
GAAP net loss attributable to CareDx, Inc.	$(3,968)	$(10,470)	$(9,530)	$(20,223)
Acquisition related-amortization of purchased intangibles	587	516	1,175	516
Acquisition related-amortization of inventory valuation adjustment	138	1,225	170	1,225
Tax effect related to amortization of purchased intangibles	(181)	(427)	(336)	(427)
Acquisition related fees and expenses	—	1,581	—	3,840
Debt financing related fees and expenses	(125)	60	309	2,939
Amortization of debt discount	606	43	717	84
Stock-based compensation expenses	495	367	886	813
Goodwill impairment	—	—	1,958	—
Change in estimated fair value of contingent consideration	(64)	(97)	(285)	(310)
Change in estimated fair value of common stock warrant liability and derivative liability	(1,067)	3,165	(5,195)	3,165

Non-GAAP net loss	$(3,579)	$(4,037)	$(10,131)	$(8,378)

Basic and diluted net loss per share reconciliation:
GAAP basic and diluted net loss per share attributable to CareDx	$(0.19)	$(0.77)	$—	$(1.58)
Acquisition related-amortization of purchased intangibles	0.03	0.04	0.05	0.04
Acquisition related-amortization of inventory valuation adjustment	0.01	0.09	0.01	0.10
Tax effect related to amortization purchased intangibles	(0.01)	(0.03)	(0.02)	(0.03)
Acquisition related fees and expenses	—	0.12	—	0.30
Debt financing related fees and expenses	(0.01)	0.00	0.01	0.23
Amortization of debt discount	0.03	0.00	0.03	0.01
Stock-based compensation expenses	0.02	0.03	0.04	0.03
Goodwill impairment	—	—	0.09	—
Change in estimated fair value of contingent consideration	(0.00)	(0.01)	(0.01)	(0.02)
Change in estimated fair value of common stock warrant liability and derivative liability	(0.05)	0.23	(0.24)	0.25

Non-GAAP basic and diluted net loss per share attributable to CareDx	$(0.17)	$(0.29)	$(0.03)	$(0.69)

Non-GAAP adjustment summary:
Cost of testing	$64	$38	$119	$66
Cost of product	491	1,528	880	1,528
Research and development	111	100	175	213
Sales and marketing	291	256	560	284
General and administrative	263	1,767	497	4,303
Goodwill impairment	—	—	1,958	—
Change in estimated fair value of contingent consideration	(64)	(97)	(285)	(310)
Interest expense	606	43	717	84
Other expense, net	(125)	60	309	2,939
Change in estimated fair value of common stock warrant liability and derivative liability	(1,067)	3,165	(5,195)	3,165
Tax effect related to amortization of purchased intangibles	(181)	(427)	(336)	(427)

Total Non-GAAP adjustment summary:	$389	$6,433	$(601)	$11,845